Accounts Receivable-Third Parties (Tables)	12 Months Ended
Dec. 31, 2019
Accounts Receivable-Third Parties
Schedule of accounts receivable

	December 31,
	2019	2018
	(in US$’000)
Accounts receivable, gross	41,426	40,217
Allowance for doubtful accounts	(16)	(41)
Accounts receivable, net	41,410	40,176

Schedule of movements on the allowance for doubtful accounts

	2019	2018	2017
	(in US$’000)
As at January 1	41	258	2,720
Increase in allowance for doubtful accounts	16	21	242
Decrease in allowance due to subsequent collection	(41)	(223)	—
Write-off (note)	—	(1)	(2,874)
Exchange difference	—	(14)	170
As at December 31	16	41	258

Note: In December 2015, the Group recorded a provision amounting to approximately US$1,322,000 which represented an outstanding balance due from a distributor. In January 2016, the Group terminated the distributor’s exclusive distribution rights and in December 2017, the amount due was written off  along with other allowance for doubtful accounts balances carried forward from prior years.